HUNTINGTON DIRECTOR OUTLOOK SERIES II/IIR

HARTFORD LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

Supplement Dated January 27, 2016 to your Prospectus Dated May 1, 2015

Effective December 31, 2015, this supplement supersedes the Fee Summary section and the hypothetical Example table of the Supplement dated November 23, 2015. The November 23, 2015 supplement contained an error in the Maximum Total Annual Operating Expenses and the numbers reflected in the hypothetical Example table. We apologize for any confusion.

In the Fee Summary section, the table reflecting the minimum and maximum total fund operating expenses charged by the underlying Funds that you pay on a daily basis during the time that you own your Huntington Director Outlook contract is deleted and replaced with the following:

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Funds assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.63%	1.79%

The hypothetical Example table for The Huntington Director Outlook is deleted and replaced with the following:

(1) If you Surrender your Contract at the end of the applicable time period:
1 year	$1,103
3 years	$1,858
5 years	$2,338
10 years	$4,716
(2) If you annuitize at the end of the applicable time period:
1 year	$358
3 years	$1,291
5 years	$2,231
10 years	$4,607
(3) If you do not Surrender your Contract:
1 year	$465
3 years	$1,398
5 years	$2,338
10 years	$4,716

This Supplement Should Be Retained For Future Reference.
HV-7653